EXHIBIT 99.4

Additional Financial Information (Unaudited)

The following additional financial information is provided based upon the continuing interest of certain stockholders and creditors to assist them in understanding our core manufacturing business with our financial services operations on an after-tax equity basis. Our manufacturing operations, for this purpose, include our Truck segment, Engine segment, Parts segment, and Corporate items. The manufacturing operations financial information represents non-GAAP financial measures. The reconciling differences between these non-GAAP financial measures and our U.S. GAAP condensed consolidated financial statements in Item 1, Financial Statements, are our financial services operations, which are included on an after-tax equity basis. Certain of our subsidiaries in our manufacturing operations have debt outstanding with our financial services operations (“intercompany debt”). In the condensed statements of assets, liabilities, and stockholders’ equity (deficit), the intercompany debt is reflected as accounts payable. The change in the intercompany debt is reflected in the net cash provided by operating activities in the condensed statements of cash activities. In the first quarter of 2013, the condensed statements of revenues and expenses were restated to reflect the operating results of Workhorse Custom Chassis and certain operating results of the Monaco recreational vehicle business as discontinued operations.

Condensed Statements of Revenues and Expenses

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	For the Year Ended October 31, 2012
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Consolidated Statement of Operations
Sales of manufactured products	$12,527	$—	$—	$12,527
Finance revenues	—	259	(91)	168

Sales and revenues, net	12,527	259	(91)	12,695

Costs of products sold	11,401	—	—	11,401
Restructuring benefits	107	—	—	107
Impairment of property and equipment and intangible assets	16	—	—	16
Selling, general and administrative expenses	1,338	87	(6)	1,419
Engineering and product development costs	532	—	—	532
Interest expense	176	88	(5)	259
Other expense (income), net	131	(8)	(80)	43

Total costs and expenses	13,701	167	(91)	13,777
Equity in loss of non-consolidated affiliates	(29)	—	—	(29)

Income (loss) before equity income from financial services operations and income taxes	(1,203)	92	—	(1,111)
Equity income from financial services operations	63	—	(63)	—

Income (loss) from continuing operations before income tax	(1,140)	92	(63)	(1,111)
Income tax expense	(1,751)	(29)	—	(1,780)

Income (loss) from continuing operations	(2,891)	63	(63)	(2,891)
Loss from discontinued operations, net of tax	(71)	—	—	(71)

Net income (loss)	(2,962)	63	(63)	(2,962)
Less: Income attributable to non-controlling interests	48	—	—	48

Net income (loss) attributable to Navistar International Corporation	$(3,010)	$63	$(63)	$(3,010)

Condensed Statements of Revenues and Expenses

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	For the Year Ended October 31, 2011
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Consolidated Statement of Operations
Sales of manufactured products	$13,441	$—	$—	$13,441
Finance revenues	—	290	(90)	200

Sales and revenues, net	13,441	290	(90)	13,641

Costs of products sold	10,937	—	—	10,937
Restructuring charges	81	1	—	82
Impairment of property and equipment and intangible assets	13	—	—	13
Selling, general and administrative expenses	1,333	78	(4)	1,407
Engineering and product development costs	520	—	—	520
Interest expense	148	109	(10)	247
Other expense (income), net	31	(26)	(76)	(71)

Total costs and expenses	13,063	162	(90)	13,135
Equity in loss of non-consolidated affiliates	(71)	—	—	(71)

Income before equity income from financial services operations and income taxes	307	128	—	435
Equity income from financial services operations	80	—	(80)	—

Income from continuing operations before income taxes	387	128	(80)	435
Income tax benefit (expense)	1,465	(48)	—	1,417

Income from continuing operations	1,852	80	(80)	1,852
Loss from discontinued operations, net of tax	(74)	—	—	(74)

Net income	1,778	80	(80)	1,778
Less: Income attributable to non-controlling interests	55	—	—	55

Net income attributable to Navistar International Corporation	$1,723	$80	$(80)	$1,723

Condensed Statement of Revenues and Expenses

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	For the Year Ended October 31, 2010
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Consolidated Statement of Operations
Sales of manufactured products	$11,648	$—	$—	$11,648
Finance revenues	—	309	(90)	219

Sales and revenues, net	11,648	309	(90)	11,867

Costs of products sold	9,458	—	—	9,458
Restructuring charges (benefit)	(19)	4	—	(15)
Selling, general and administrative expenses	1,268	119	(6)	1,381
Engineering and product development costs	455	—	—	455
Interest expense	154	113	(14)	253
Other expense (income), net	39	(22)	(70)	(53)

Total costs and expenses	11,355	214	(90)	11,479
Equity in loss of non-consolidated affiliates	(50)	—	—	(50)

Income before equity income from financial services operations and income taxes	243	95	—	338
Equity income from financial services operations	64	—	(64)	—

Income from continuing operations before income taxes	307	95	(64)	338
Income tax expense	8	(31)	—	(23)

Income from continuing operations	315	64	(64)	315
Loss from discontinued operations, net of tax	(48)	—	—	(48)

Net income	267	64	(64)	267
Less: Income attributable to non-controlling interests	44	—	—	44

Net income attributable to Navistar International Corporation	$223	$64	$(64)	$223

Condensed Statements of Assets, Liabilities, and Stockholders’ Equity (Deficit)

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	As of October 31, 2012
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Consolidated Balance Sheet
Assets
Cash and cash equivalents	$1,059	$28	$—	$1,087
Marketable securities	446	20	—	466
Restricted cash	31	130	—	161
Finance and other receivables, net	843	2,247	(98)	2,992
Inventories	1,528	9	—	1,537
Goodwill	280	—	—	280
Property and equipment, net	1,497	163	—	1,660
Investments in and advances to financial services operations	628	—	(628)	—
Investments in non-consolidated affiliates	62	—	—	62
Deferred taxes, net	231	32	—	263
Other assets	562	32	—	594

Total assets	$7,167	$2,661	$(726)	$9,102

Liabilities and stockholders’ equity (deficit)
Accounts payable	$1,752	$32	$(98)	$1,686
Debt	2,905	1,866	—	4,771
Postretirement benefits liabilities	3,459	52	—	3,511
Other liabilities	2,311	83	—	2,394

Total liabilities	10,427	2,033	(98)	12,362
Redeemable equity securities	5	—	—	5
Stockholders’ equity attributable to non-controlling interest	45	—	—	45
Stockholders’ equity (deficit) attributable to controlling interest	(3,310)	628	(628)	(3,310)

Total liabilities and stockholders’ equity (deficit)	$7,167	$2,661	$(726)	$9,102

Condensed Statements of Assets, Liabilities, and Stockholders’ Equity (Deficit)

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	As of October 31, 2011
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Consolidated Balance Sheet
Assets
Cash and cash equivalents	$488	$51	$—	$539
Marketable securities	698	20	—	718
Restricted cash	29	298	—	327
Finance and other receivables, net	1,341	3,007	(94)	4,254
Inventories	1,704	10	—	1,714
Goodwill	319	—	—	319
Property and equipment, net	1,433	137	—	1,570
Investments in and advances to financial services operations	564	—	(564)	—
Investments in non-consolidated affiliates	60	—	—	60
Deferred taxes, net	2,031	26	—	2,057
Other assets	705	28	—	733

Total assets	$9,372	$3,577	$(658)	$12,291

Liabilities and stockholders’ equity (deficit)
Accounts payable	$2,194	$22	$(94)	$2,122
Debt	1,980	2,876	—	4,856
Postretirement benefits liabilities	3,262	54	—	3,316
Other liabilities	1,908	61	—	1,969

Total liabilities	9,344	3,013	(94)	12,263
Redeemable equity securities	5	—	—	5
Stockholders’ equity attributable to non-controlling interest	50	—	—	50
Stockholders’ equity (deficit) attributable to controlling interest	(27)	564	(564)	(27)

Total liabilities and stockholders’ equity (deficit)	$9,372	$3,577	$(658)	$12,291

Condensed Statement of Cash Activity

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	For the Year Ended October 31, 2012
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Condensed Consolidated Statement of Cash Flows
Cash flows from operating activities
Net income (loss)	$(2,962)	$63	$(63)	$(2,962)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Depreciation and amortization	275	2	—	277
Depreciation of equipment leased to others	15	31	—	46
Amortization of debt issuance costs and discount	34	12	—	46
Deferred income taxes	1,784	(6)	—	1,778
Impairment of intangible assets	40	—	—	40
Equity in loss of non-consolidated affiliates	29	—	—	29
Equity in income of financial services affiliates	(63)	—	63	—
Dividends from non-consolidated affiliates	7	—	—	7
Change in intercompany receivables and payables	4	(4)	—	—
Other, net	539	810	—	1,349

Net cash provided by (used in) operating activities	(298)	908	—	610

Cash flows from investing activities
Purchases of marketable securities	(1,209)	—	—	(1,209)
Sales or maturities of marketable securities	1,461	—	—	1,461
Net change in restricted cash and cash equivalents	(3)	168	—	165
Capital expenditures	(306)	(3)	—	(309)
Purchase of equipment leased to others	—	(61)	—	(61)
Acquisition of intangibles	(14)	—	—	(14)
Business acquisitions, net of cash received	(12)	—	—	(12)
Other investing activities	(27)	4	—	(23)

Net cash provided by (used in) investing activities	(110)	108	—	(2)

Net cash provided by (used in) financing activities	977	(1,040)	—	(63)

Effect of exchange rate changes on cash and cash equivalents	2	1	—	3

Increase (decrease) in cash and cash equivalents	571	(23)	—	548
Cash and cash equivalents at beginning of the year	488	51	—	539

Cash and cash equivalents at end of the year	$1,059	$28	$—	$1,087

Condensed Statement of Cash Activity

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	For the Year Ended October 31, 2011
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Condensed Consolidated Statement of Cash Flows
Cash flows from operating activities
Net income	$1,778	$80	$(80)	$1,778
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	286	4	—	290
Depreciation of equipment leased to others	14	24	—	38
Amortization of debt issuance costs and discount	28	16	—	44
Deferred income taxes	(1,524)	11	—	(1,513)
Impairment of property and equipment and intangible assets	75	—	—	75
Equity in loss of non-consolidated affiliates	71	—	—	71
Equity in income of financial services affiliates	(80)	—	80	—
Dividends from non-consolidated affiliates	4	—	—	4
Change in intercompany receivables and payables	(73)	73	—	—
Other, net	101	(8)	—	93

Net cash provided by operating activities	680	200	—	880

Cash flows from investing activities
Purchases of marketable securities	(1,562)	—	—	(1,562)
Sales or maturities of marketable securities	1,430	—	—	1,430
Net change in restricted cash and cash equivalents	—	(147)	—	(147)
Capital expenditures	(427)	(2)	—	(429)
Purchase of equipment leased to others	(4)	(67)	—	(71)
Acquisition of intangibles	(26)	—	—	(26)
Business acquisitions	12	—	—	12
Other investing activities	(40)	10	—	(30)

Net cash used in investing activities	(617)	(206)	—	(823)

Net cash provided by (used in) financing activities	(106)	6	—	(100)

Effect of exchange rate changes on cash and cash equivalents	(3)	—	—	(3)

Decrease in cash and cash equivalents	(46)	—	—	(46)
Cash and cash equivalents at beginning of the year	534	51	—	585

Cash and cash equivalents at end of the year	$488	$51	$—	$539

Condensed Statement of Cash Activity

Navistar International Corporation (Manufacturing operations with financial services operations on an after-tax equity basis)

	For the Year Ended October 31, 2010
(in millions)	Manufacturing Operations	Financial Services Operations	Adjustments	Condensed Consolidated Statement of Cash Flows
Cash flows from operating activities
Net income	$267	$64	$(64)	$267
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	261	4	—	265
Depreciation of equipment leased to others	27	24	—	51
Amortization of debt issuance costs and discount	26	12	—	38
Deferred income taxes	(3)	20	—	17
Equity in loss of non-consolidated affiliates	50	—	—	50
Equity in income of financial services affiliates	(64)	—	64	—
Dividends from non-consolidated affiliates	5	—	—	5
Change in intercompany receivables and payables	11	(11)	—	—
Other, net	(171)	585	—	414

Net cash provided by operating activities	409	698	—	1,107

Cash flows from investing activities
Purchases of marketable securities	(1,856)	(20)	—	(1,876)
Sales or maturities of marketable securities	1,290	—	—	1,290
Net change in restricted cash and cash equivalents	1	514	—	515
Capital expenditures	(232)	(2)	—	(234)
Purchase of equipment leased to others	(16)	(29)	—	(45)
Acquisition of intangibles	(15)	—	—	(15)
Business acquisitions	(2)	—	—	(2)
Other investing activities	(86)	9	10	(67)

Net cash provided by (used in) investing activities	(916)	472	10	(434)

Net cash used in financing activities	(110)	(1,180)	(10)	(1,300)

Effect of exchange rate changes on cash and cash equivalents	(1)	1	—	—

Decrease in cash and cash equivalents	(618)	(9)	—	(627)
Cash and cash equivalents at beginning of the year	1,152	60	—	1,212

Cash and cash equivalents at end of the year	$534	$51	$—	$585